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                                                                    EXHIBIT 10.5



                            JOINT VENTURE AGREEMENT



         This Joint Venture Agreement (the "Agreement") is entered into on this 1st day of March, 1996, by and between Medical Alliance, Inc., a Texas corporation ("MAI") and Coherent-AMT Inc., a Canadian corporation ("AMT").


                                    RECITALS

         WHEREAS MAI is the provider of mobile medical services currently in the United States of America and is the owner of certain intellectual property consisting of certain service marks associated with its business; and

         WHEREAS MAI desires to increase the geographical marketing area in which it markets its services, including certain Provinces in Canada, and desires to have assistance to market its services in the above described area; and

         WHEREAS AMT is familiar with MAI and the services it provides and desires to provide assistance to MAI to jointly market MAI's services in Canada; and

         WHEREAS MAI is willing to have AMT provide it assistance in a joint arrangement upon certain terms and conditions.

         NOW, THEREFORE, in consideration of the above recitals, the representations and promises herein contained and such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:


                               A G R E E M E N T


                                   ARTICLE I

                                  DEFINITIONS

         1.1 Terms Defined in This Agreement. The following terms, when used in capitalized form in this Agreement, shall have the meanings set forth below:

                 (a) "Affiliate" shall mean a company controlled by, under common control with, or controlling a party, where "control" means either (i) the ownership, either directly or indirectly, of more than fifty percent (50%) of the voting shares or (ii) right to elect a majority of the directors of a company, and, in either case, where such control may be exercised without the consent of any third party.
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                 (b)      "Agreement" and "this Agreement" shall mean this
Joint Venture Agreement, including all Exhibits hereto and, except where the context otherwise clearly requires, all certificates, documents and instruments executed and/or delivered at or prior to the execution of this Agreement.

                 (c) "Ancillary Agreements" shall mean the License Agreement with any other similar agreements to be entered into subsequent to or at the time of the execution of this Agreement.

                 (d)      "Company" shall mean Medical Alliance Canada Ltd.

                 (e) "Confidential Information" shall have the meaning set forth in Section 7.1 hereof.

                 (f)      "Default" shall mean any of the events described in
Section 12.1 hereof subject to the provisions of Sections 12.2 and 12.3 hereof.

                 (g) "Dollars" or "$" shall mean units of the lawful currency of the United States of America.

                 (h) "Fiscal Year" shall mean the financial year of the Company ending in each year on the 31st of December.

                 (i) "Force Majeure" shall mean any of the events or conditions described in Section 13.1 hereof.

                 (j) "License Agreement" shall mean the license agreement attached hereto as Exhibit "C" hereof.

                 (k) "Services" shall mean any or all of the services of MAI to be sold by the Company.

                 (l) "Territory" shall mean the Provinces and Territories forming the Dominion of Canada as of the date hereof.

         1.2 Terms Defined in Ancillary Agreements. All terms, other than those which are defined specifically in the Ancillary Agreements shall have the same definition and meaning in the Ancillary Agreements as they do in this Agreement.





JOINT VENTURE AGREEMENT                                                   PAGE 2
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                                   ARTICLE II

                               PURPOSE AND SCOPE

         2.1 General Purpose and Initial Scope Subject to and upon the terms and conditions hereinafter set forth, the parties hereby agree to establish a venture in the form of one or more jointly owned entities having such names and being formed or organized in the manner described in Article III hereof. Not withstanding the generalities of the objectives enumerated in the Articles of Incorporation, the activities of the Company shall be limited to its scope. The initial scope of the Company shall consist of the marketing and sale of the services of the Company which have been licensed to the Company by MAI within the Territory.

         2.2 Future Scope. The scope of the Company may be expanded, reduced or otherwise altered upon approval of the parties, provided that the scope of the Company may be expanded to include the distribution of services or products other than the "Services" as defined herein upon the consent of the parties hereto, in which event such services and products shall be included within the definition of Services for all purposes hereof.

         2.3 Non-Competition. Each party agrees that, from and after the execution date of this Agreement and during the term of this Agreement, it will not within the Territory, either directly or through any of its affiliates, engage in any business which is within the scope of the Company or competitive with any such business of the Company.


                                  ARTICLE III

                                   FORMATION

         3.1 Formation. The Parties hereby agree that they will cause to be formed an Ontario corporation whereby each of them will hold a fifty percent (50%) interest in the Company. It is anticipated that the Company name will be Medical Alliance Canada Ltd. and that said Company will be organized immediately prior to, or upon execution of this Agreement.

         3.2 By-Laws. It is understood and agreed that the operation of the Company will be governed by a set of By-laws as may be required by Ontario law. The By-laws of the proposed Company have either been distributed, reviewed and agreed to by each of the parties or will be mutually agreed to by the parties upon the organization of the Company.





JOINT VENTURE AGREEMENT                                                   PAGE 3
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                                   ARTICLE IV

                                  CONTRIBUTION

         4.1 Contribution by MAI. In consideration for their fifty percent (50%) interest in the Company MAI will license to the Company, without fee, certain intellectual property including but not limited to the right to use certain service marks owned by MAI.

                 A copy of the License Agreement between the Company and MAI is attached hereto as Exhibit "A" and is incorporated by reference herein. It is understood and agreed by the parties that the License Agreement will be executed between the Company and MAI upon the execution of this Agreement if the Company has been organized prior to the execution of this Agreement or immediately after the Company's organization if such organization is completed after the execution of this Agreement.

                 In addition MAI will provide to the Company the following property and services:

                 (a) Marketing packages for prospective customers of the Company in the Territory,

                 (b) Senior Management of the Company, including a Regional Vice President;

                 (c) Billing and invoicing for all of the Company's customers;

                 (d)      Collection of accounts receivable of the Company; and

                 (e)      Accounting services for the Company.

         4.2 Contribution by AMT. In consideration for their fifty percent (50%) interest in the Company, AMT will provide the Company the following property and services:

                 (a) Local support personnel and services to the Company within the Territory;

                 (b) Promotion of the Company's services to potential Customers of the Company within the Territory;

                 (c)      An Ultra Pulse Laser at AMT's cost;

                 (d) Medical Supplies used in the Company's operations at AMT's cost; and

                 (e) Provide knowledge and guidance to the Company regarding the marketing of the Company's services in the Territory.

         4.3 Initial Cash Capital Contributions. It is agreed between the parties that each of them will contribute the sum of $20,000 (U.S.) to the Company in addition to the contributions





JOINT VENTURE AGREEMENT                                                   PAGE 4
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described in sections 4.1 and 4.2 above.  The total sum of $40,000 (U.S.) will be used as initial operating capital of the Company and shall be reflected as such in the budget of the Company.

         4.4 Additional Capital Contributions. It is anticipated that any additional working capital requirements will be met by bank borrowings. In the event that the bank line(s) of credit available to the Company become(s) inadequate to meet its working capital requirements and cannot be increased through other financing methods, the Managers (as hereinafter defined) of the Company shall determine how the additional needs will be met and if the decision is to increase the capital contribution of the parties then each of the parties shall contribute such additional capital in the same proportion as their initial contributions to the Company.

                                   ARTICLE V

                                   GOVERNANCE

         5.1 Governance of the Company. Each of the parties will designate in Exhibit "D" attached hereto and incorporated by reference herein, one director who will be the primary representative of the party to the Company.
It is anticipated that in order to conform to the requirements of Canadian law that the director selected by AMT will be a resident of Canada. Appointment and election of the directors shall be for a three (3) year term.

                 It is anticipated that the governance of the Company will be primarily carried out by the directors who shall be assisted by the officers of the Company. The directors will meet from time to time as the circumstances of the Company dictate, however in no event shall the directors meet less than once per calendar quarter.

         5.2 Officers. It is anticipated that the Company may need to appoint or otherwise designate certain officers of the Company. If such a need arises, the directors of the Company shall select and appoint such officers who shall have the powers described for such office in the Company by-laws and/or those which may be legally granted to such officer by the directors. All officers so appointed shall serve at the sole pleasure of the directors.

         5.3 Operation of the Company. It is agreed by the parties that the directors of the Company shall serve the Company without compensation except that they shall be reimbursed by the Company for any reasonable prior approved travel expenses when incurred on behalf of the Company. "Travel expenses" shall include transportation, hotel and meal expenses.

                 It is further understood and agreed by the parties that a formal Budget for the Company will be generated by the Company and that the parties shall adhere to said budget.





JOINT VENTURE AGREEMENT                                                   PAGE 5
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                                   ARTICLE VI

                                 DISTRIBUTIONS

         6.1 Distribution of Profits and Losses. The parties understand and agree that the declaration and distribution of profits as dividends of the Company are governed by the laws of the Dominion of Canada and the Province where the Company has been organized. Not withstanding the provisions of the Articles of Incorporation and By-laws of the Company and to the extent permitted by law, the parties intend that the profits of the Company will be distributed at such time as the directors of the Company shall agree given the needs of the Company for operating capital and operating reserves for equipment purchases or replacement.

         6.2 Loan Repayment Policy. Not withstanding Section 6.1 above, the directors may be otherwise required to comply with the terms of the Company's bank credit agreements to pay all or a portion of the balance of any loans outstanding prior to the payment or any distribution of profits to the parties. It is the express policy of the parties that any Company indebtedness (other than trade debt) be repaid by the Company prior to the payment or any distribution of profits to the parties.

                                  ARTICLE VII

                                CONFIDENTIALITY

         7.1 Confidential Information. "Confidential Information" shall mean all information which is disclosed by either party to the other party, either directly or through the affiliates of either or both, in written or physical form which relates in any way to markets, customers, products, patents, inventions, procedures, methods, designs, strategies, plans, assets, liabilities, costs, revenues, profits, organization, employees, agents, distributors or business in general; provided, however, that the following shall not be deemed Confidential Information:

         (a) information which is or becomes available to the public or to the industry without the fault or negligence of the party receiving same;

         (b) information which was already in the possession of the party receiving same, provided that the party is able to prove such prior possession;

         (c) information which is subsequently received from a third party without notice of restriction on further disclosure; or

         (d) information which is independently developed by the party receiving same, provided the said party is able to prove such independent development.

         7.2 Non-Disclosure. Each of the parties agree (a) during the continuance of this Agreement and for a perpetual period after termination thereof not to (i) use any Confidential Information for any purpose other than as permitted or required for performance by such party





JOINT VENTURE AGREEMENT                                                  PAGE 6
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under this Agreement or any Ancillary Agreement or (ii) disclose or provide any of such Confidential Information to any third party and (b) to take all necessary measures to prevent any such disclosure by its present and future directors, officers, employees, agents and contractors during the said period. Each party further agrees to cause its affiliates to comply with these provisions in the same manner as each of them were a party.

         7.3 Limitation of Prohibition. Nothing herein shall prohibit either of the following:

         (a) the use by the Company at any time after termination of this Agreement of Confidential Information in the manner in which it had been utilized by such Company from time to time prior to termination in the ordinary course of its business and in compliance with the terms hereof; or

         (b) the disclosure of Confidential Information to any governmental authority if and to the extent required by applicable law, provided that such disclosure is made on a basis providing the maximum confidentiality permitted by law.

         7.4 Solicitation of Employees. During the term of this Agreement and for a period of one (1) year thereafter, no party thereof shall, except as provided in this Agreement or any Ancillary Agreement, employ or contract for the services of any person, other than a person previously employed by such party, who at the execution date of this Agreement or at any time thereafter is an employee of Company or of the other party or any Affiliate thereof, without the approval of the other party.

                                  ARTICLE VIII

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the other party to enter into and perform this Agreement, each of the parties hereby represents and warrants to the other party as follows:

         8.1 Organization and Standing. Such party is a corporation, limited liability company, or other lawfully recognized business organization duly organized and validly existing under the laws of the jurisdiction of its organization and has all requisite authority to carry on its business as now being conducted by it.

         8.2 Authority. Such party has full power and authority to execute and deliver this Agreement and the Ancillary Agreements and the other instruments to be executed and delivered by such party pursuant hereto and to consummate the transactions contemplated herein. All corporate acts and other proceedings required to be taken by or on the part of such party to authorize its performance obligations under this Agreement and the Ancillary Agreements have been duly and properly taken. This Agreement has been duly executed and delivered by such party and constitutes, and the Ancillary Agreements which when duly executed and delivered by such party will constitute, legal, valid and binding obligations of such party enforceable in accordance with their respective terms. Such party agrees to use its best efforts to obtain the necessary consent of any third party to the transactions contemplated hereby.





JOINT VENTURE AGREEMENT                                                   PAGE 7
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         8.3     Approvals.  Except for approval or non-prohibition under any applicable law relating to the control of mergers or prevention of restricted practices, no approval, authorization, consent or other order or action of or filing with any court, administrative agency or other governmental authority is required for the execution and delivery by such party of this Agreement and the Ancillary Agreements or its consummation of the transactions contemplated hereby.

         8.4 Litigation. Such party has no actual knowledge of any material and adverse actions, suits, proceedings or investigations pending or threatened against, by or affecting it in any court or by or before any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind, with respect to, or which may have a material effect upon, the transactions contemplated by this Agreement or the Ancillary Agreements, except such actions, suits or proceedings disclosed in Exhibit "B" herein, if any. Such party is not in default with respect to any order, writ, injunction or decree of any court or governmental department, commission, board, bureau, or agency or instrumentality, domestic or foreign, affecting or relating to it or any of the transactions contemplated by this Agreement or the Ancillary Agreements; nor has such party received notice of any material violation of any laws, ordinances, regulations or orders applicable to it or any of the transactions contemplated herein; nor to the knowledge of such party is it in violation of any of such laws, ordinances, regulations or orders.

         8.5     Absence of Conflict.

                 (a) The execution and delivery of this Agreement and the License Agreement by each party does not violate any law or conflict with such party's or any of such party's affiliates' constitutive corporate documents or result in a breach of, constitute a default under or conflict with any material contract, agreement or instrument to which such party or any affiliate is a party or by which it or its properties or any affiliate is a party or by which it or its affiliates or any of its affiliates' properties are bound.

                 (b) The consummation of the transactions contemplated in this Agreement and the License Agreement from and after the date of execution hereof, and the fulfillment of and compliance with the terms and conditions hereof and thereof from and after the execution date of this Agreement will not violate any law or conflict with such Party's or any of such Party's affiliates' constitutive corporate documents or result in a breach of, constitute a default under or conflict with any material contract, agreement or instrument to which such party or any affiliate is a party or by which it or its properties or any affiliate or any of its affiliates' properties are bound.

                                   ARTICLE IX

                                  INDEMNITIES

         9.1 Indemnification. Subject to the other provisions of this Article, each party agrees as to its respective representations, warranties, covenants and agreements set forth in this Agreement and in the Ancillary Agreements to indemnify and hold harmless the other party from





JOINT VENTURE AGREEMENT                                                   PAGE 8
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and against any and all losses, liabilities, damages, expenses (including without limitation, fees and disbursements of counsel) claims, liens or other obligations whatsoever which:

                 (a) may be payable by virtue of or result from the material inaccuracy of any representation or the breach of any warranty, covenant or agreement made in this Agreement, the Ancillary Agreements or any certificate or other instrument delivered pursuant hereto or thereto; or

                 (b) may be incurred as a result of the assertion of any claim by any third party based upon allegations which, if true, would constitute such material inaccuracy or breach.

         9.2 Notice of Legal Action. Each party agrees to give the other party prompt written notice of any event or assertion of which it has knowledge concerning any such laws, liability, expense, claim, lien or other obligation and as to which it may request indemnification hereunder. Each party will cooperate with the other party in determining the validity of any such claim or assertion.

         9.3 Limitations. Neither party shall be liable for indemnification under Section 9.1 hereof unless the amount of any losses, liabilities, damages, expenses, claims, liens and obligations subject to indemnification that are incurred or sustained by the other party shall exceed in the aggregate sum of one thousand dollars ($1,000) or its equivalent in other currencies (in which event the party shall be liable for the whole of such liability, not merely the excess), nor shall either party be liable to indemnify the other party in respect of any loss, liability, expense, claim, lien or other obligation arising from any event or assertion of which the other party shall have failed to provide the notice required under Section 9.2 hereof prior to the expiration of the term of this Agreement.

         9.4 Conflict with Ancillary Agreements. The provisions of this Article as the same would apply in the case of a breach of or a default under any provision of any Ancillary Agreement, shall not be applicable if and to the extent that such Ancillary Agreements provide for a specific remedy or specific damages in the case of a breach or a default thereunder or to the extent that such Ancillary Agreements contain a provision which conflicts with this Article.

         9.5 Survival. The provisions of this Article shall survive any termination of this Agreement for any reason whatsoever.


                                   ARTICLE X

                               TRANSFER OF SHARES

         10.1 Free Transfer to Substitute Shareholders. The interests of the shareholders of the Company and any beneficial interest therein may be freely transferred by either party or any other shareholder substituted for such party to any Affiliate of such party subject to the requirements that such Affiliate agree in writing to all the terms and conditions of this Agreement and any Ancillary Agreements. Further, if any principal shareholder of a party to





JOINT VENTURE AGREEMENT                                                   PAGE 9
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this Agreement wishes to distribute their shares to themselves individually, their spouse or a family trust, then they may do so upon written notice to the Company.

         10.2 Prohibited Alienation. Except as provided in Section 10.1 hereof, neither party nor any of its Affiliates which are shareholders shall sell, convey, or assign or otherwise transfer, pledge or hypothecate its shares in the Company or any beneficial interest therein at any time during the term of this Agreement without the prior written consent of the other party.
Company shall refuse to transfer on its books any stock certificates attempted to be transferred in violation of this Agreement. If any shares of the Company owned by either party or its Affiliates are offered to be or are in fact sold, transferred, signed, taken in execution, pledged or hypothecated, in any manner and under any circumstances, including but not limited to any bankruptcy, insolvency, or other legal proceedings, in violation of this Article, then the other party shall immediately upon becoming aware thereof and for a period ending ninety (90) days after its receipt of written notice thereof have the option to immediately terminate the terms of this Agreement and any Ancillary Agreements, dissolve the company, and/or refuse to accept the purported transfer on the books of the Company and activate the buy-out provisions of this Agreement. The above restrictions shall be deemed contractual restrictions and shall be in addition to and not in lieu of any other restrictions on transfer of any interest in the Company stated in the Articles of Incorporation or By-laws of the Company.

         10.3 Continuing Obligations. Not withstanding anything contained herein to the contrary, no sale, conveyance, assignment or other transfer of the shares of the Company or any beneficial interest therein shall relieve either party of those obligations and duties arising prior to the date thereof which by the terms of the applicable agreement or by operation of law would survive the termination of this Agreement.

         10.4 Legend. All certificates evidencing the parties' shares in the Company shall bear reference to the restrictions herein provided, clearly marked thereon, including specifically a notice that the acquiring party shall be fully bound by the terms and conditions of this Agreement.

                                   ARTICLE XI

                        OFFERING, BUY-OUT AND VALUATION

         11.1 Offering. The parties understand that at some future time MAI may decide to engage in a public offering for its shares. In this event, it may be in the best interests of MAI to acquire the Company and to exchange shares of MAI for the shares of the parties in the Company. Contingent upon approval of MAI's Board of Directors at the time, and the closing of any such public offering, it is anticipated that a value of each party's shares in the Company will have to be determined so that the amount of MAI stock to exchange for each party's shares can also be determined. It is therefore agreed by the parties that the value of each party's shares shall be determined in the manner described in section 11.3 below and the resultant value shall be divided by the mid-point per share offering price of MAI's stock as described in its offering prospectus to determine the number of MAI shares to be exchanged, rounded to the next whole number to avoid fractional shares.





JOINT VENTURE AGREEMENT                                                  PAGE 10
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         11.2    Buy-Out.  The parties agree that at some future time and under certain circumstances MAI may wish to purchase and AMT may wish to sell the shares owned by AMT in the Company and that it is of mutual benefit of the parties to determine how the value of AMT's interest will be calculated. It is therefore agreed by the parties that a purchase price will be determined by the parties by mutual agreement and in the event no purchase price can be mutually agreed upon then the purchase price shall be the value of AMT's shares as determined in the manner described in section 11.3 below.

         11.3 Valuation. In the event the value of the Company shall need to be determined then said value shall be established by an independent accounting firm who shall be engaged solely for this purpose. The directors of the Company shall attempt to agree as to the selection of the accounting firm and if after fifteen (15) days such agreement can not be reached, the valuation shall be done by the international accounting firm of Deloitte and Touche or Price Waterhouse, should Deloitte and Touche be unavailable or decline the engagement. The parties hereby agree that such valuation shall not include the value of the intellectual property licensed to the Company and its associated good-will as such property is owned by MAI (provided that such valuation shall include the goodwill associated with the business carried on by the Company within the Territory) and that the valuation established by the independent accounting firm shall be final and conclusive for all purposes of this Agreement and as between the parties.

                                  ARTICLE XII

                                    DEFAULT

         12.1 Definition. Except where otherwise indicated by the context or where the term is otherwise defined for specific purpose, the term "Default" shall mean any of the following described events involving or affecting either party, such party being considered the party in default for purposes hereof:

         (a) failure of such party or any of its affiliates to perform any material obligation under or pursuant to this Agreement for any reason other than Force Majeure, including without limitation a failure by a party to promptly make any contribution to the Company as required by the terms of this Agreement;

         (b) in the case of any such party (i) the filing by such party of a petition in involuntary bankruptcy or liquidation or the making of a general assignment for the benefit of its creditors, or the consenting to the appointment of one or more receivers, trustees or liquidators with respect to all or any substantial part of its property under any applicable law or statute; (ii) the filing by such party of a petition or answer seeking reorganization, readjustment, arrangement, composition or similar relief under the applicable bankruptcy laws or any other applicable law or statute; (iii) such party's becoming unable to pay its debts generally as they become due; or
(iv) the filing of any involuntary petition in bankruptcy against such party, or the appointment of one or more trustees, liquidators or receivers for such party, which petition shall remain unabated and in effect for a period of forty-five (45) days or more;





JOINT VENTURE AGREEMENT                                                  PAGE 11

         (c) (i) a sale, transfer, pledge or other incumbrance or the issuance of shares or any other event, including, without limitation, merger or consolidation, which gives effective control (ability to direct the management) of such party to any third party not a controlling shareholder of such party as of the execution date of this Agreement or (ii) a sale, transfer, pledge or other encumbrance or issue of shares of any Affiliate of such party or of any substantial asset of such party or Affiliate of such party, which is closely related to the venture described in this Agreement or the Ancillary Agreements, or any like event which gives effective control of such shares or assets to any third party who is not a controlling shareholder of such party or Affiliate as of the execution date of this Agreement, provided that such a change in control shall not constitute a Default if prior written notice shall have been given by the party affected to the other party and such other party shall have given its consent in writing thereto, which consent shall not be withheld without good commercial reason; or

         (d) failure of such party or any Affiliate of such party to perform any obligation under or pursuant to any Ancillary Agreement for any reason other than Force Majeure and which obligation, when considered as a part of this Agreement and the Ancillary Agreements, is material.

         12.2 Notice and Cure. No Default under Sections 12.1 (a) or (d) hereof shall be deemed to have occurred until the applicable party not in Default shall first have given written notice of such Default to the party in Default and the party in Default shall have failed to cure such Default through specific performance within sixty (60) after dispatch of such written notice. In the event of Default under Sections 12.1 (b) or (c) hereof, no such notice need be dispatched and remedies in respect thereof as provided in Section 12.3 hereof shall be available from and after the time such events occur.

         12.3 Rights upon Default. If a Default shall occur, the party not in Default shall have the right, at any time for so long as such Default continues, to do any one or more of the following:

         (a) terminate this Agreement and the Ancillary Agreements in accordance with Section 14.2 (b) hereof;

         (b)     with respect to a Default under clauses (a) and (d) of Section
12.1 only obtain injunctive relief or such other equitable remedies as are reasonably necessary to specifically enforce this Agreement in accordance with its terms; and/or

         (c) exercise any other legal or equitable remedy such a party may have as a result of such Default and/or treat the defaulting party's right hereunder as suspended until the party in Default cures such Default or this Agreement is terminated.





JOINT VENTURE AGREEMENT                                                  PAGE 12

                                  ARTICLE XIII

                                 FORCE MAJEURE

         13.1 Definition. As used in this Agreement, the term "Force Majeure" with respect to either party shall mean any event or condition, not existing as of the date of this Agreement, not reasonably foreseeable as of such date and not reasonably within the control of such party, which prevents in whole or material part the performance by such party of its obligations under this Agreement or any Ancillary Agreement. Without limiting the generality of the foregoing, events or conditions of Force Majeure shall include acts of State or governmental action, the non-receipt of the approval from any agency or commission of government which may be required for the enforcement of this Agreement or the Ancillary Agreements, riots, war, acts of terrorism, sabotage, strikes, lockouts, prolonged shortages of energy supplies, fire, flood, hurricane, earthquake, lightning and explosion. It is expressly agreed that the failure of any governmental agency to issue any license required for the performance by other party of its obligations under this Agreement or any Ancillary Agreement shall constitute "Force Majeure".

         13.2 Rights in Event of Force Majeure. Either party affected by an event or condition of Force Majeure shall, upon providing prompt written notice to the other party, be excused from performance to the extent such event or conditions prevents its performance, provided that the party whose performance is so affected shall use reasonable efforts to avoid or remove the cause of non-performance and shall continue performance hereunder immediately upon the removal of such causes. If the event or condition of Force Majeure causing non-performance shall continue for more than one hundred and eighty (180) consecutive days, either party whose performance is not prevented by the event of Force Majeure may, upon the expiration of the above period and at any time thereafter for so long as the event or condition of Force Majeure continues, terminate this Agreement in accordance with Article 14.2 (b) hereof.


                                  ARTICLE XIV

                                  TERMINATION


         14.1 Term. This Agreement shall have a term ending at the earlier of the following events; Ten (10) years from the date of execution of this Agreement, the dissolution of the Company and/or the purchase of one party of the other party's shares in the Company in accordance with the buy-out provisions described in Article XI hereof.

         14.2 Events Permitting Termination. Not withstanding anything to the contrary contained herein, this Agreement, including any Ancillary Agreements, may be terminated:

         (a) by either party upon written notice to the other in the event that the Company is not organized or formed.





JOINT VENTURE AGREEMENT                                                  PAGE 13

         (b) by either party upon written notice to the other in the event that the other party is at the time of such notice in Default;

         (c) by either party upon written notice in the event performance by the other party of their respective obligations under this Agreement or any Ancillary Agreements is prevented by reason of the occurrence of the event of Force Majeure and the entitlement to give such notice exists under the provisions of this Agreement.

         (d)     by mutual agreement of the parties.

         (e)     by the occurrence of either event described in section 11.1 or
11.2 of this Agreement.

         14.3 Dissolution upon Termination. Upon termination, except in the event of a buy-out in accordance with section 11.2 of this Agreement, the Company will be dissolved in accordance with the laws of the jurisdiction in which the Company has been organized. However, in either event, and notwithstanding the Articles of Incorporation or By-laws of the Company, the intellectual property License Agreement granted to the Company by MAI will automatically terminate upon termination of this Agreement for any reason whatsoever.

                                   ARTICLE XV

                                     COSTS


         15.1 Costs of the Venture. It is hereby agreed by the parties that the parties will be equally responsible for the costs associated with the formation of the venture described in this Agreement, including, but not limited to, the costs of the organization of the Company and all expenses and legal fees associated with their establishment and organization. It is further understood and agreed by the parties that all other costs and expenses associated with this Agreement, whether or not the joint venture is consummated, shall be borne solely by the party incurring them as each party will be responsible for its own costs and expenses.

                                  ARTICLE XVI

                                 MISCELLANEOUS

         16.1 Amendments; Waivers. This Agreement or any part hereof or any exhibits or any addenda attached hereto may be amended, modified or additional provisions may be added by written agreement signed by or on behalf of all the parties hereto.

         No amendments or waiver of this Agreement and no consent to any default under this Agreement shall be effective unless the same shall be in writing and signed by or on behalf of the party against whom such amendment, waiver or consent is claimed. In addition, no course of dealing or failure of any party to strictly enforce any term, right or condition of this Agreement shall be construed as a waiver of such term, right or condition.





JOINT VENTURE AGREEMENT                                                  PAGE 14

         16.2 Assignment. Assignment by any of the parties to this Agreement of any right, obligation or duty, in whole or in part, or any other interest hereunder, is prohibited.

         16.3 Notices. Any notice or document required or desired to be given or delivered to any party or the Company shall be in writing and shall be deemed given or delivered: when delivered personally or deposited in the Canadian or United States mail, first class postage prepaid, addressed, if to the Company, to the attention of the President (or if the President is giving notice, to the attention of the Secretary) at its address set out on the signature page, and if to any party, to that party (or his personal representative or successor in interest) at his address set out on the signature page, or with respect to any additional Parties bound by the terms of this Agreement, at his address set forth in his agreement to become bound by the terms of this Agreement, or at such other address as any of the parties may previously have specified in writing to the parties giving notice.

         16.4 Remedies Cumulative. Each right and remedy of any party as provided for in this Agreement, or now or hereafter existing under applicable laws or otherwise, shall be cumulative and concurrent and shall be in addition to every other right or remedy provided for in this Agreement or now or hereafter existing under applicable laws or otherwise and the exercise or beginning of the exercise by any party of any one or more of such rights or remedies shall not preclude the simultaneous or later exercise by any party of any or all such other rights or remedies.

         16.5 Acknowledgements. Each of the parties signatory to this Agreement represents and acknowledges, and as to each such party affirmed, that the following statements are true and correct and are factually accurate in all respects:

                 (a) Prior to the execution of this Agreement, each party signatory hereto has carefully read and fully understood all the provisions of this Agreement, that each such party has consulted with or alternatively has had the opportunity to consult with their respective attorney concerning the terms and conditions of this Agreement, that each such party has had a full and complete opportunity to participate in the drafting of this Agreement, and that each such party to this Agreement is voluntarily entering into this Agreement.

                 (b) Each party signatory to this Agreement agrees that there shall be no interpretation or construction of this Agreement, or any defense asserted with respect thereto, which is based upon the fact that any of the parties signatory hereto who is responsible for drafting all or any portion of this Agreement.

                 (c) Each party signatory to this Agreement has the authority to execute this Agreement, including, without limitation, their signature made in any representative capacity on behalf of a party signatory hereto.

                 (d) Each party signatory to this Agreement declares, warrants and represents that no promise, inducement or agreement not herein expressed has been made to such party, and that the terms of this Agreement, including all Recitals are contractual and not merely a recital.





JOINT VENTURE AGREEMENT                                                  PAGE 15

         16.6 Severability. In the event any part, term or provision of this Agreement is declared or determined to be illegal or invalid by any court of competent jurisdiction, the validity of the remaining parts, terms and conditions shall not be affected thereby, and the illegal or invalid part, term or provision shall be deemed not to be contained in this Agreement.

         16.7 Binding Effect. This Agreement constitutes the final and binding understanding between and among all parties signatory hereto, and all provisions of this Agreement shall be binding upon and inure to the benefit of, and be enforceable by and against the respective heirs, executors, administrators, personal representatives, successors and assigns of each party. Each party agrees for himself and his heirs, executors, administrators, personal representatives, successors and assigns to execute any instruments in writing which may be necessary and proper in carrying out the purposes of this Agreement.

         16.8 Headings. The paragraph and subparagraph headings in this Agreement are included herein for convenience of reference only, they shall not constitute a party of this Agreement for any other purpose and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         16.9 Arbitration. Unless otherwise prohibited by Texas law, should any controversy arise between the parties concerning this Agreement, the interpretation thereof, the terms and provisions thereof, and/or the rights and duties of any party, the controversy shall be settled solely by arbitration in the following manner: Each party shall select and appoint one arbitrator who is a person familiar with the subject matter of the dispute. The two arbitrators appointed shall appoint a third arbitrator who possesses equivalent qualifications. The decision in writing of any two of the arbitrators shall be binding and conclusive on all parties. Should any party fail to appoint an arbitrator as required by this Section within thirty (30) days after receiving written notice from the other party to do so, the arbitrator appointed by the other party shall act for both parties and that arbitrator's decision in writing shall be binding and conclusive on both parties. The cost, expenses and fees of the arbitrators shall be borne by the parties equally or may be assessed by the arbitrators, in whole or in part, against either party to this Agreement. Any arbitration conducted pursuant to this Section shall be conducted in compliance with the Texas General Arbitration Act, Revised Civil Statutes Article 224.

         16.10 Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of Texas, and the construction, interpretation or performance of this Agreement and all transactions hereunder shall be governed by the laws of the State of Texas.

         16.11 Counterparts. This Agreement may be executed in multiple counterparts, and each shall be deemed to be an original.





JOINT VENTURE AGREEMENT                                                  PAGE 16

         16.12 Entire Agreement. This Agreement, including any exhibits or addenda hereto, and any written amendments hereto, constitute the entire and exclusive Agreement between the parties and supersedes any prior or contemporaneous agreements, representations or statements, no matter whether written or oral.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


MEDICAL ALLIANCE, INC.                     COHERENT-AMT INC.

By:      /s/ Paul Herchman                 By: /s/ Daniel Webb
   ------------------------------             ------------------------------
         Paul Herchman

Its: President                             Its: Secretary









JOINT VENTURE AGREEMENT                                                  PAGE 17